UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2007

CARDIODYNAMICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 535-0202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing.

On October 22, 2007, CardioDynamics International Corporation (the “Company”) received approval from the Nasdaq stock market regarding the Company’s request to transfer its common stock from the Nasdaq Global Market, where it is currently listed, to the Nasdaq Capital Market commencing at the opening of business on October 25, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2007

CARDIODYNAMICS INTERNATIONAL CORPORATION

By:	/s/ Stephen P. Loomis
Name:	Stephen P. Loomis
Title:	Chief Financial Officer

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